UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2012

BARNES & NOBLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On October 24, 2012, Barnes & Noble, Inc. (the “Company”) issued a press release announcing that the Company had detected tampering with PIN pad devices in some of its stores. The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

99.1       Press Release, filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

	By:	/s/ Eugene V. DeFelice
Name: Eugene V. DeFelice
Title: Vice President, General Counsel & Corporate Secretary

Date: October 24, 2012

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, filed herewith.